UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service: John E. Denneen, Esquire
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2014 – December 31, 2014

Item 1. Reports to Shareholders.

DECEMBER 31, 2014

2014 Annual
Review and Report to Shareholders

Royce Capital Fund–
Micro-Cap Portfolio

Royce Capital Fund–
Small-Cap Portfolio

roycefunds.com

Table of Contents

Annual Review

Letter to Our Shareholders	1

Performance and Expenses	5

Annual Report to Shareholders

Manager’s Discussions of Fund Performance

Royce Capital Fund–Micro-Cap Portfolio	6

Royce Capital Fund–Small-Cap Portfolio	8

Schedules of Investments and Financial Statements	10

Notes to Financial Statements	19

Report of Independent Registered Public Accounting Firm	23

Understanding Your Fund’s Expenses	24

Trustees and Officers	25

Notes to Performance and Other Important Information	26

This page is not part of the Royce Capital Fund 2014 Annual Report to Shareholders

Letter to Our Shareholders

A TALE OF TWO MARKETS

It wasn’t the best of times; it wasn’t the worst of times. As 2014 began, it all seemed just right, with small-caps easing into the year on a more mutedly bullish note following their extraordinary run in 2013. So relaxed was the pace of returns, and in such stark contrast to the eventful years of 2008-2013, that in our June 30 Semiannual Review we remarked on how agreeably peaceful and undramatic it all was. During the year’s first six months, inflation was nearly non-existent, most commodity prices were stable, and volatility, as measured by the VIX, reached the end of June at its lowest level since 2007. These factors, along with a sprightly M&A market, looked to us like clear signs of ongoing growth. The case appeared even stronger as the Federal Reserve moved further and further into the background of the U.S. economy. We were not alone in thinking that the anticipated end of QE (“quantitative easing”) and what looked like an inevitable rise in interest rates would set the stage for a more dynamic pace of economic expansion. We also thought an extension of the bull market that began off the March 9, 2009 bottom seemed likely, though we were expecting both lower returns and increased volatility.
As it happens, this call was somewhat accurate: the economy did pick up speed in the second half while the bull market rolled on for large-cap stocks. More turbulent, small-caps (along with most Energy stocks) could not keep up. Of course, equity markets simply do not stay undisturbed for long, so the increased volatility in the second half of 2014 was not a surprise. Yet its highly selective reach was puzzling, even allowing for the historically higher volatility exhibited by smaller companies. Shortly after the Russell 2000 Index established a year-to-date high on July 3 (a high that would last into late December), small-cap prices began to fall. They slid most precipitously in July and September and rallied to varying degrees in August, October, November, and December. The downdrafts were sharper than the upswings, however—it took a furious rally in the final two weeks of the year’s closing month to shore up a modest positive return for the Russell 2000 in the second half. Meanwhile, the S&P 500 and Russell 1000 Indexes lost comparatively little in those two bearish months and posted solid gains during the other four. The upshot was such a strong year for large-cap companies that 2014 was the

This page is not part of the Royce Capital Fund 2014 Annual Report to Shareholders | 1

LETTER TO OUR SHAREHOLDERS

ninth-largest calendar-year spread between the Russell 2000 and the S&P 500 in the 36-year history of the small-cap index.

What, then, to make of a year in which the Russell 2000 posted a relatively undistinguished single-digit gain of 4.9%, ceded leadership to its larger siblings, and still bested most actively managed small-cap portfolios? A few developments in particular stood out. First, the rotation in leadership from small-cap to large in 2014 looked very much like a classic case of reversion to the mean to us. The former led the market decisively from the bottom in March of 2009 through the end of 2013, a prolonged period of small-cap leadership that made a shift all but inevitable. The second trend was more worrisome. Within small-cap, more economically cyclical sectors continued to lag in spite of the growing economy. The same held true for what we define as quality companies—those with strong balance sheets and high returns on invested capital. Even with the economy accelerating, investors tended to ignore profitable companies with solid fundamentals while they continued to be drawn more to defensive and/or high-growth areas. This included utilities and REITs among the highly successful defensive areas of 2014, and social media, biotech, and pharmaceuticals among the speedy growth industries. In most instances, companies in these sectors and industries do not satisfy our purchase criteria because they lack the combination of balance-sheet strength and a long-term history of profitability that we find most attractive.

Even with the economy accelerating, investors tended to ignore profitable companies with solid fundamentals while they continued to be drawn more to defensive and/or high-growth areas.

     We were hopeful that the end of QE (along with rising rates) would help to reverse this trend. But the strengthening U.S. dollar and monetary stimulus efforts in Japan and Europe conspired to make the October conclusion of QE something of a non-event, while interest rates fell through most of the year. On the whole, then, 2014 was an often confounding period for us, especially its second half. Indeed, if there is a theme that best captures the year, it might be “A Tale of Two Markets.” And we should point out that Dickens’s rubric covers not just the very different halves of the year for small-cap stocks but also the disparity in results and volatility between small-caps and their bigger siblings. (More index returns can be found in the table below.)

VOLATILITY—OUR MUTUAL FRIEND
Yet the level of conviction in our value-oriented approaches remains high. Although it may seem counterintuitive (or worse), the current extended period of relative underperformance for many Royce-managed portfolios actually helps to fuel our confidence in

Equity Indexes
As of December 31, 2014

•
The third quarter was the worst for the Russell 2000 since 9/30/11 and, relative to the S&P 500, was the index’s worst quarterly performance since 3/31/99. It also ended a streak of eight consecutive quarters of positive performance.

•	Small-caps rallied in October and December to outpace their large-cap counterparts in the fourth quarter.

•	2014 marked just the fifth time since its inception in 1979 that the Russell 2000 had a gain in the single digits (+4.9%). Small-caps trailed large-caps by the widest margin since 1998.

•	Within the Russell 2000, Health Care, Utilities, and REITs were the best-performing areas in 2014 while Energy was by far the largest detractor.

	3Q14	[1]	4Q14	[1]	1-YR	3-YR	5-YR	10-YR

Russell 2000	-7.36		9.73		4.89	19.21	15.55	7.77

S&P 500	1.13		4.93		13.69	20.41	15.45	7.67

Russell 1000	0.65		4.88		13.24	20.62	15.64	7.96

Nasdaq Composite	1.93		5.40		13.40	22.05	15.85	8.09

Russell Midcap	-1.66		5.94		13.22	21.40	17.19	9.56

Russell Microcap	-8.21		11.19		3.65	21.81	16.14	5.96

Russell Global ex-U.S. Small Cap	-6.21		-4.45		-3.63	10.31	6.40	6.65

Russell Global ex-U.S. Large Cap	-5.35		-3.72		-3.57	9.41	4.80	5.36

[1]Not annualized
For details on The Royce Funds’ performance in the period, please turn to the Manager’s Discussions that begin on page 8.

2 | This page is not part of the Royce Capital Fund 2014 Annual Report to Shareholders

LETTER TO OUR SHAREHOLDERS

the years to come. Let us explain why. First, we have always viewed volatility as an ally, agreeing with Warren Buffett’s statement: “Look at market fluctuations as your friend rather than your enemy; profit from folly rather than participate in it.” So while many investors think of volatility as being synonymous (or nearly so) with risk or even loss, we have never seen it that way. Instead, we try to take advantage of market movements—an essential skill for any successful active manager. Those times when the market cannot seem to make up its mind are exactly when securities tend to be most mispriced. And therein lies one of the keys to outperformance for active managers—the identification and purchase of mispriced securities.

While many investors think of volatility as being synonymous (or nearly so) with risk or even loss, we have never seen it that way.

     We conducted research that looked at some of the market forces that have helped to shape the current cycle, in particular the years from 2011-2014 when many active approaches struggled on a relative basis. (The full results of this research are available on our website at www.roycefunds.com/4qresearch.) As we have previously argued, the Fed’s easy-money policies of QE and ZIRP (“zero-interest rates”) have had the unintentional effect of stoking appetites for high yield and creating too few (if any) consequences for companies carrying a lot of debt. This led many investors to relatively neglect businesses with more pristine balance sheets and/or those with steady but smaller dividends. It also meant that from the beginning of 2011 through the end of 2014, the small-cap market was in a peculiar state, one characterized by a pile-up of anomalies—the combination of declining volatility with higher-than-average returns converging with contracting credit spreads.

Needless to say, our risk-conscious, balance-sheet-centric approaches have been challenged in this setting, at least on a relative basis. Low volatility has arguably created the highest hurdle. We have always felt most comfortable in markets with higher levels of volatility, which usually create the differentiation that lies at the core of our active management styles. We analyze, assess, and evaluate multiple aspects of a company before determining whether or not the current stock price reflects the long-term prospects we see. Opportunities to purchase what we deem to be attractively undervalued companies tend to proliferate when stock prices are volatile rather than when markets are calm. Yet for most of the last four years, volatility has been falling, at least until the second half of 2014. This has made it far more difficult for our funds to outpace their respective benchmarks.

GREAT EXPECTATIONS
The questions are: How much longer is this going to last? More specifically, are interest rates going to remain at or near zero? Is the pace of economic growth likely to slacken? Are financial markets going to continue to behave atypically even as the economy continues to normalize? Will small-cap companies indefinitely gain an advantage by carrying more debt? Are three- and five-year average annual total returns for the Russell 2000 going to remain at levels higher than the index’s historical monthly rolling averages of 8.2% and 7.6%, respectively? For those who believe that most, or even some, of these things are likely to happen, then our approach would seem a bit at odds.

     We confess that we have been anticipating some of these shifts for nearly two years. This has meant re-learning the hard lesson that change seldom occurs when we most want it to. Yet we are convinced that markets remain cyclical (recent events notwithstanding). In our view, reversion to the mean is as close to an iron law as the capital markets allow. Most trends reverse, though they may linger for longer than initially anticipated (or desired). Widening credit spreads, increasing volatility, and decreasing stock correlation should all help active management and allow stock pickers the chance to emerge as performance leaders.

We also expect equity returns to remain attractive, though we see a decrease from the high levels we have seen over the last three to five years. Cyclical companies appear due for a round of revenue acceleration, particularly those in the Consumer Discretionary and Industrials sectors, as do some industries in the Information Technology sector. The best-managed companies within these areas could also see solid margin expansion. Among other

This page is not part of the Royce Capital Fund 2014 Annual Report to Shareholders | 3

    LETTER TO OUR SHAREHOLDERS

cyclical sectors, we also see a number of profitable, conservatively capitalized businesses that have either been ignored or whose returns have lagged. We expect this to change.

On the valuation front, the picture looked admittedly tricky at the end of 2014. For example, an examination of trailing 12-month earnings for many companies suggests that small-cap share prices may be on the high side. But if you believe, as we do, that the economy is going to keep growing, that credit spreads will continue to expand, and that a more robust CAPEX cycle is in the offing, then valuations seem pretty reasonable, if not attractive in certain areas, Energy in particular. Many stocks look fairly valued though not fully valued to us. So while we do not shrink from the sobering truth of relative underperformance through much of this now-long bullish cycle, we continue to see good times ahead for our risk-conscious, fundamentally based approach.
While we do not shrink from the sobering truth of relative underperformance through much of this now-long bullish cycle, we continue to see good times ahead for our risk-conscious, fundamentally based approach.

The argument that we have been making for more than four decades remains the same. Small-cap is an inefficient area of the market in which we search for qualitative advantages and valuation discrepancies. Our belief that fundamentally strong companies trading at discounts to their private worth can outperform over the long term, often with lower volatility, will not change. It is our core investment principle, and it has served us very, very well over most of the last 40+ years.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman and Chief Executive Officer,	President and Co-Chief Investment Officer,	Co-Chief Investment Officer,
Royce & Associates, LLC	Royce & Associates, LLC	Royce & Associates, LLC

January 26, 2015

4 | This page is not part of the Royce Capital Fund 2014 Annual Report to Shareholders

Performance and Expenses

Performance and Expenses
As of December 31, 2014
		AVERAGE ANNUAL TOTAL RETURNS (%)
						SINCE INCEPTION	ANNUAL OPERATING
	1-YR	3-YR	5-YR	10-YR	15-YR	(12/27/96)	EXPENSES (%)

Royce Capital Fund–Micro-Cap Portfolio	-3.58	7.87	7.50	6.09	9.88	11.10	1.34

Royce Capital Fund–Small-Cap Portfolio	3.24	16.10	12.78	8.23	11.91	11.87	1.05

INDEX

Russell Microcap Index[1]	3.65	21.81	16.14	5.96	n.a.	n.a.	n.a.

Russell 2000 Index	4.89	19.21	15.55	7.77	7.38	8.36	n.a.

1 Data for the Russell Microcap Index goes back only to 6/30/00.

Important Performance, Expense, and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. The Funds’ total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Funds. All performance and expense information reflects the result for each Fund’s Investment Class Shares. Service Class Shares bear an annual distribution expense that is not borne by the Investment Class; if the expenses were reflected, total returns would have been lower. Operating expenses reflect the Funds’ total annual operating expenses for the Investment Class as of the Funds’ most current prospectus and include management fees, other expenses, and, in the case of Royce Capital Fund–Micro-Cap Portfolio, acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

Royce Micro-Cap Portfolio invests primarily in micro-cap companies while Royce Small-Cap Portfolio invests primarily in small-cap companies. Investments in micro-cap and small-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Each series of Royce Capital Fund may invest up to 25% of its net assets in foreign securities. Investments in foreign securities may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Distributor: Royce Fund Services, Inc.

This page is not part of the Royce Capital Fund 2014 Annual Report to Shareholders  |   5

MANAGER’S DISCUSSION
Royce Capital Fund—Micro-Cap Portfolio

Jenifer Taylor

FUND PERFORMANCE
Royce Capital Fund – Micro-Cap Portfolio (“RCM”) lost 3.6% in 2014, trailing both its benchmark, the Russell Microcap Index, and the small-cap Russell 2000 Index, which rose 3.6% and 4.9%, respectively, for the same period. The Fund’s participation in the more quietly bullish first half was more limited than we would prefer—RCM was up 1.0% for the six-month period ended June 30, 2014—but things grew worse when a wave of volatility hit the small-and micro-cap markets in the year’s second half. Share prices began to fall following a small-cap high on July 5. In the third-quarter downdraft, the Fund fell 9.3% compared to respective declines of 8.2% and 7.4% for the micro-cap and small-cap indexes. We were frustrated that the Fund was unable to hold its value more effectively in a down phase, which has been one of its historical strengths. RCM’s participation in the fourth-quarter rebound was again limited and contributed to its relative performance disadvantage in the calendar year. The Fund was up 5.3% in the fourth quarter versus 11.2% for the Russell Microcap and 9.7% for the Russell 2000.

An examination of longer-term periods showed more attractive results on both an absolute and relative basis. The Fund outperformed its micro-cap benchmark for the 10-year period ended December 31, 2014. (Data for the Russell Microcap only goes back to June 30, 2000.) RCM outpaced the Russell 2000 for the 15-year and since inception (12/27/96) periods ended December 31, 2014. The Fund’s average annual total return since inception was 11.1%. We remain proud of this long-term performance record.

WHAT WORKED... AND WHAT DIDN’T
Four of RCM’s 10 equity sectors ended the year in the red, with Energy posting the largest net losses followed by Materials. The negative impact of Industrials and Consumer Staples was far more modest. Energy holdings first gave then took away in 2014, going from the portfolio’s top performer in the first half to its worst in the second. The reversal of fortune was keyed by the nearly 50% decline in oil prices during the second half. TGC Industries provides geophysical services to oil and gas companies, such as seismic data acquisition services and gravity data. Its business mirrors that of long-time RCM holding Dawson Geophysical. In October the two firms announced plans to merge, which should provide wider geographical reach, a stronger balance sheet, and more efficient operations, all of which should prove useful while we wait for commodity prices to recover. Total Energy Services, which was the Fund’s twenty-first-largest holding at the end of 2014, is a Calgary-based service company that provides contract drilling, equipment rentals, and compression and processing work. Conservatively capitalized, it’s a high-return business that we have long regarded as especially well-run. We added to our position late in the year. Like many of our energy services holdings, it continued to execute effectively through the painful industry cycle.

Outside of Energy, maternity apparel retailer Destination Maternity continued to labor through a challenging retail market. A new CEO was hired in August with plans to manage inventories more effectively, improve store layouts, and refresh merchandise, all of which inspired our confidence in a turnaround that will require additional patience. Both Olympic Steel and Universal Stainless & Alloy Products grappled with a sluggish environment for industrial metals. Companies in the steel business have had reduced pricing power due to utilization rates being less than optimal. As with Destination Maternity, the turnaround is taking more time than we had initially anticipated. We held shares of both stocks at the end of 2014.

VASCO Data Security International specializes in bank security and develops security systems to secure and manage access to user digital assets. Its stock made two significant upticks in the first half. In February, its shares rose on better-than-expected fourth quarter of 2013 earnings and a strong outlook for fiscal 2014. Increased revenues and ongoing earnings strength saw the shares getting another major boost late in April, especially with its customer HSBC, USA offering VASCO authentication solutions to its own retail customers. In October, its stock climbed yet again after beating estimates for third-quarter revenue and earnings. We sold the last of our shares in December. We held a stake in San Jose-based Super Micro Computer, which provides specialized high performance server solutions. Its recent successful forays into cloud computing data storage helped its earnings to soar steadily in 2014.

Top Contributors to Performance For 2014 (%)[1]

VASCO Data Security International	0.88

Super Micro Computer	0.48

CRA International	0.46

Zumiez	0.43

Furiex Pharmaceuticals	0.41

[1] Includes dividends

Top Detractors from Performance For 2014 (%)[2]

TGC Industries	-0.68

Total Energy Services	-0.63

Destination Maternity	-0.47

Olympic Steel	-0.43

Universal Stainless & Alloy Products	-0.41

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Sector weightings at year end were relatively unchanged from where they stood at the end of 2013. We continue to emphasize more economically sensitive sectors, such as the Fund’s three largest at the end of the period—Industrials, Information Technology, and Consumer Discretionary. Our view is that many portfolio holdings in these (and other) sectors should benefit from a faster-growing economy that also could reward disciplined approaches that focus on fundamentals. So while we were not pleased with the Fund’s recent performances, we remain confident about its prospects going forward.

6  |  Royce Capital Fund 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RCMCX RCMSX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14
	JUL-DEC 2014*	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (12/27/96)

RCM	-4.55	-3.58	7.87	7.50	6.09	9.88	11.10

Annual Operating Expenses: 1.34%

* Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods

Since Russell Microcap’s Inception Through 12/31/14

On a monthly rolling basis, the Fund outperformed the Russell Microcap in 100% of all 10-year periods; 79% of all 5-year periods; 62% of all 3-year periods; and 57% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

10-year	55/55	100%	9.0	6.6

5-year	91/115	79%	9.1	6.7

3-year	86/139	62%	9.8	8.8

1-year	93/163	57%	12.2	11.1

*Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style MapTM    As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 26 for additional information.

Value of $10,000
Invested on 6/30/00 (Russell Microcap Inception) as of 12/31/14 ($)

Includes reinvestment of distributions.

Top 10 Positions
% of Net Assets

Resources Connection	1.8

FRP Holdings	1.7

Shoe Carnival	1.5

Stein Mart	1.4

Kennedy-Wilson Holdings	1.3

Gulf Island Fabrication	1.2

American Public Education	1.2

Marten Transport	1.2

Kirkland’s	1.2

ePlus	1.2

Portfolio Sector Breakdown
% of Net Assets

Industrials	23.7

Information Technology	16.5

Consumer Discretionary	15.0

Health Care	9.7

Financials	8.6

Materials	7.4

Energy	6.5

Consumer Staples	1.0

Telecommunication Services	0.5

Miscellaneous	4.8

Cash and Cash Equivalents	6.3

Calendar Year Total Returns (%)

YEAR	RCM

2014	-3.6

2013	21.0

2012	7.6

2011	-12.1

2010	30.1

2009	57.9

2008	-43.3

2007	4.0

2006	21.1

2005	11.6

2004	13.8

2003	49.2

2002	-12.9

2001	29.7

2000	18.5

Upside/Downside Capture Ratios
Periods Ended 12/31/14 (%)
	UPSIDE	DOWNSIDE

10-Year	90	86

From 6/30/00
(Russell Microcap Inception)	92	77

Portfolio Diagnostics

Fund Net Assets	$513 million

Number of Holdings	193

Turnover Rate	25%

Average Market Capitalization[1]	$417 million

Weighted Average P/E Ratio[2,3]	21.8x

Weighted Average P/B Ratio[2]	1.6x

Holdings ≥ 75% of Total Investments	93

Active Share[4]	91%

U.S. Investments (% of Net Assets)	81.8%

Non-U.S. Investments (% of Net Assets)	11.9%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (20% of portfolio holdings as of 12/31/14).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information reflects the result of the Investment Class (its oldest class). Shares of RCM’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Manager’s performance in down markets relative to the Fund’s benchmark (Russell Microcap). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

Royce Capital Fund 2014 Annual Report to Shareholders | 7

MANAGER’S DISCUSSION
Royce Capital Fund—Small-Cap Portfolio

Jay Kaplan, CFA

FUND PERFORMANCE
Royce Capital Fund – Small-Cap Portfolio (“RCS”) did all right on an absolute basis in 2014 but came up short versus its benchmark. The Fund gained 3.2% for the calendar year compared to a 4.9% increase for the small-cap Russell 2000 Index for the same period. The Fund narrowly underperformed the small-cap index in four of the last five calendar years, periods that include three years with strong absolute returns. While satisfied with these absolute results, we would prefer not to play catch-up with the benchmark over an extended period.

The first half of the year was quietly bullish. RCS gained 1.9% in the year’s first six months before small-cap prices quickly headed south after the third quarter began. For the quarter as a whole, the Fund held its value comparatively well, falling 6.4% versus a decline of 7.4% for the Russell 2000. RCS was unable to maintain this advantage, however, when small-cap stock prices began to recover in October. Although a volatile period like the preceding one, the fourth quarter was also markedly bullish. The Fund climbed 8.2% during the year’s final three months versus a 9.7% gain for the benchmark. Over longer-term spans, RCS’s relative results were better. The Fund outpaced the Russell 2000 for the 10-, 15-year, and since inception (12/27/96) periods ended December 31, 2014. RCS’s average annual total return since inception was 11.9%. We are very proud of the Fund’s long-term performance record.

WHAT WORKED... AND WHAT DIDN’T
Information Technology led all of the Fund’s sectors, followed by solid net gains for Financials, Consumer Discretionary, Health Care, and, to a lesser degree, Industrials. Chemed Corporation operates two very different businesses—hospice care provider Vitas and plumbing and drain cleaning service company Roto-Rooter—and is slotted in Health Care. Each is a solid cash flow business, but its shares appeared to benefit most from a “no news is good news” scenario regarding Vitas. In 2013 this business became the target of a Justice Department investigation concerning Medicare enrollments and billing rates. Vitas offers more critical care than is typical in the hospice industry, which might have helped to trigger the inquiry. However, margins for critical care are not much higher than for other elements of hospice care, and the firm is one of the few able to deliver it on a nationwide basis. The lack of any additional news seemed to quell concerns about the investigation, and reassured investors flocked to the stock. We like the consistency and brand value of Roto-Rooter and Vitas’s status as one of the few hospice providers with coast-to-coast reach.

Two retailers rebounded in 2014. The Cato Corporation is a discount fashion retailer. Its improved sales may have been partly the result of the better employment picture and lower energy prices. It was a top-10 position at the end of the year. DSW sells footwear and accessories. The company’s important women’s shoe lines were doing poorly until DSW began to manage its inventories more effectively and some new trends helped spark sales. It was a top 20 position at the end of 2014. We had less luck with two other consumer-related holdings. Tween girl retailer Justice and plus-size women’s retailer Lane Bryant continued to struggle in 2014, which drove down the stock price of multiline fashion business Ascena Retail Group. Nu Skin Enterprises settled some issues with the Chinese government by paying fines and improving training, restructuring its debt covenants, and reversing a cash flow problem. This was all good news, but we think the firm also needs improved sales in China to engineer a comeback.

Energy was the leading detractor by a wide margin while net losses in Consumer Staples and Materials were more modest. Unit Corporation is a long-held position and was RCS’s twenty-fifth largest at year end. Operating primarily as a contract drilling company, it also explores for and produces oil and natural gas and engages in midstream activities. These related businesses make it an outlier in an otherwise rigidly specialized industry. The Fund’s top performer in the first half, Unit was experiencing double-digit production growth, introducing a new advanced drilling rig, and showing strength in its midstream operations. Then oil prices collapsed by almost 50% in the second half of the year. While there is still much to like about this distinctive business, its short- and intermediate-term prospects are very tough to read in what is almost guaranteed to be a highly challenging environment for the energy industry in 2015.

Top Contributors to Performance For 2014 (%)[1]

Chemed Corporation	0.84

Cato Corporation (The) Cl. A	0.76

DSW Cl. A	0.66

World Wrestling Entertainment Cl. A	0.60

Knight Transportation	0.52

[1] Includes dividends

Top Detractors from Performance For 2014 (%)[2]

Unit Corporation	-0.94

Ascena Retail Group	-0.77

Nu Skin Enterprises Cl. A	-0.60

Alamo Group	-0.42

TESSCO Technologies	-0.40

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
The portfolio remained heavily overweight in the Consumer Discretionary and Information Technology sectors, which together comprised more than half of net assets at year end and reflected our confidence for strong growth potential in these areas. Nine of the Fund’s top-10 positions at the end of 2014 came from one of these two sectors. We expect interest rates to remain low and for the economy to keep growing. In our view stocks should benefit from earnings growth, and we have positioned the portfolio for this kind of environment.

8 | Royce Capital Fund 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RCPFX RCSSX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14
	JUL-DEC 2014*	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (12/27/96)

RCS	1.28	3.24	16.10	12.78	8.23	11.91	11.87

Annual Operating Expenses: 1.05%

* Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
15 Years Through 12/31/14

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 100% of all 10-year periods; 81% of all 5-year periods; 72% of all 3-year periods; and 58% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

10-year	61/66	100%	9.9	7.3

5-year	98/121	81%	10.1	7.6

3-year	104/145	72%	10.6	8.2

1-year	98/169	58%	13.1	9.6

*Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style MapTM As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 26 for additional information.

Value of $10,000
Invested on 12/27/96 as of 12/31/14 ($)

Includes reinvestment of distributions.

Top 10 Positions
% of Net Assets

Fabrinet	3.2

Vishay Intertechnology	3.2

Buckle (The)	3.2

NETGEAR	3.0

PC Connection	3.0

Cato Corporation (The) Cl. A	2.8

Genesco	2.7

Nu Skin Enterprises Cl. A	2.7

Stein Mart	2.7

Steven Madden	2.5

Portfolio Sector Breakdown
% of Net Assets

Information Technology	27.5

Consumer Discretionary	27.0

Financials	13.9

Industrials	11.3

Energy	5.9

Materials	4.7

Consumer Staples	3.7

Health Care	2.8

Miscellaneous	0.7

Cash and Cash Equivalents	2.5

Calendar Year Total Returns (%)

YEAR	RCS

2014	3.2

2013	34.8

2012	12.5

2011	-3.3

2010	20.5

2009	35.2

2008	-27.2

2007	-2.1

2006	15.6

2005	8.6

2004	25.0

2003	41.1

2002	-13.8

2001	21.0

2000	33.3

Upside/Downside Capture Ratios
Periods Ended 12/31/14 (%)
	UPSIDE	DOWNSIDE
10-Year	93	86

From 12/31/96 (Start of Fund’s First Full Quarter)	100	79

Portfolio Diagnostics

Fund Net Assets	$795 million

Number of Holdings	68

Turnover Rate	36%

Average Market Capitalization [1]	$1,267 million

Weighted Average P/E Ratio sizes [2,3]	15.4x

Weighted Average P/B Ratio [2]	1.8x

Holdings ≥ 75% of Total Investments	33

Active Share [4]	97%

U.S. Investments (% of Net Assets)	89.5%

Non-U.S. Investments (% of Net Assets)	8.0%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 12/31/14).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information reflects the result of the Investment Class (its oldest class). Shares of RCS’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

Royce Capital Fund 2014 Annual Report to Shareholders | 9

Schedules of Investments

Royce Capital Fund - Micro-Cap Portfolio
Common Stocks – 93.7%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 15.0%
AUTO COMPONENTS - 1.0%
Drew Industries [1]	100,979	$5,156,998

DIVERSIFIED CONSUMER SERVICES - 3.6%
American Public Education [1]	168,570	6,215,176
Capella Education	74,872	5,762,149
Liberty Tax [1]	112,500	4,020,750
Lincoln Educational Services	844,693	2,382,034

		18,380,109

HOTELS, RESTAURANTS & LEISURE - 0.1%
†Zoe’s Kitchen [1,2]	22,700	678,957

HOUSEHOLD DURABLES - 0.9%
Cavco Industries [1]	58,504	4,637,612

LEISURE PRODUCTS - 1.3%
Black Diamond [1]	128,609	1,125,329
LeapFrog Enterprises Cl. A [1]	390,500	1,843,160
Smith & Wesson Holding Corporation [1,2]	428,400	4,056,948

		7,025,437

SPECIALTY RETAIL - 7.4%
Buckle (The)	76,025	3,992,833
Cato Corporation (The) Cl. A	79,800	3,365,964
Citi Trends [1]	131,086	3,309,922
Destination Maternity	194,900	3,108,655
Kirkland’s [1]	260,380	6,155,383
Shoe Carnival	307,100	7,889,399
Stein Mart	498,478	7,287,748
Zumiez [1]	71,200	2,750,456

		37,860,360

TEXTILES, APPAREL & LUXURY GOODS - 0.7%
Culp	161,049	3,491,542

Total (Cost $57,968,197)		77,231,015

CONSUMER STAPLES – 1.0%
BEVERAGES - 0.1%
Truett-Hurst Cl. A [1]	126,100	498,095

FOOD PRODUCTS - 0.9%
†Limoneira Company	92,200	2,303,156
Sipef	28,400	1,638,542
Waterloo Investment Holdings [1,3]	1,303,907	495,485

		4,437,183

Total (Cost $5,106,571)		4,935,278

ENERGY – 6.5%
ENERGY EQUIPMENT & SERVICES - 5.0%
Canadian Energy Services & Technology	142,200	777,216
Dawson Geophysical	105,329	1,288,174
Geospace Technologies [1]	113,812	3,016,018
Gulf Island Fabrication	326,763	6,335,934
Natural Gas Services Group [1]	178,700	4,117,248
†Profire Energy [1,2]	333,129	759,534
Tesco Corporation	237,680	3,047,058
TGC Industries [1]	756,940	1,634,990
Total Energy Services	416,000	4,647,685

		25,623,857

OIL, GAS & CONSUMABLE FUELS - 1.5%
Ardmore Shipping	102,100	1,222,137
Ring Energy [1,2]	69,400	728,700
Sprott Resource [1]	1,225,600	1,983,240
Synergy Resources [1]	175,600	2,202,024
Triangle Petroleum [1,2]	326,304	1,559,733

		7,695,834

Total (Cost $35,616,066)		33,319,691

FINANCIALS – 8.6%
BANKS - 1.1%
BCB Holdings [1]	1,849,707	345,955
John Marshall Bank [1,4]	44,600	789,420
Pacific Continental	188,800	2,677,184
TriState Capital Holdings [1]	195,872	2,005,729

		5,818,288

CAPITAL MARKETS - 4.1%
ASA Gold and Precious Metals	52,200	527,742
FBR & Co. [1]	118,475	2,913,300
Gluskin Sheff + Associates	53,200	1,267,953
GMP Capital	362,700	1,982,394
INTL FCStone [1]	209,269	4,304,663
JMP Group	277,751	2,116,463
Silvercrest Asset Management Group Cl. A	212,700	3,328,755
U.S. Global Investors Cl. A	262,700	814,370
Westwood Holdings Group	62,627	3,871,601

		21,127,241

DIVERSIFIED FINANCIAL SERVICES - 0.3%
PICO Holdings [1]	66,135	1,246,645

INSURANCE - 0.8%
Blue Capital Reinsurance Holdings	92,500	1,641,875
eHealth [1]	40,000	996,800
Navigators Group [1]	20,936	1,535,446

		4,174,121

REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.3%
AV Homes [1]	158,700	2,312,259
Kennedy-Wilson Holdings	268,130	6,783,689
Midland Holdings [1]	4,983,000	2,517,649

		11,613,597

Total (Cost $40,093,087)		43,979,892

HEALTH CARE – 9.7%
BIOTECHNOLOGY - 0.6%
BioSpecifics Technologies [1]	26,300	1,015,706
Dyax Corporation [1]	87,316	1,227,663
Harvard Apparatus Regenerative Technology [1,2]	72,367	230,127
Lexicon Pharmaceuticals [1,2]	616,479	560,934

		3,034,430

HEALTH CARE EQUIPMENT & SUPPLIES - 5.4%
Cerus Corporation [1,2]	551,757	3,442,964
CryoLife	153,489	1,739,030
Cynosure Cl. A [1]	117,100	3,210,882
Exactech [1]	89,517	2,109,916
Merit Medical Systems [1]	164,135	2,844,459
Novadaq Technologies [1,2]	37,679	626,225
Orthofix International [1]	26,400	793,584
RTI Surgical [1]	368,700	1,917,240
SurModics [1]	179,378	3,964,254
Synergetics USA [1]	438,900	1,909,215
Syneron Medical [1]	390,385	3,642,292
Trinity Biotech ADR Cl. A	89,170	1,561,367

		27,761,428

10 | Royce Capital Fund 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce Capital Fund - Micro-Cap Portfolio (continued)

	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE PROVIDERS & SERVICES - 2.1%
Bio-Reference Laboratories [1,2]	72,500	$2,329,425
CorVel Corporation [1]	92,321	3,436,188
U.S. Physical Therapy	125,660	5,272,693

		11,038,306

LIFE SCIENCES TOOLS & SERVICES - 0.4%
Harvard Bioscience [1]	345,268	1,957,669

PHARMACEUTICALS - 1.2%
† Agile Therapeutics [1]	180,500	1,108,270
†Theravance Biopharma [1,2]	177,800	2,652,776
Unichem Laboratories	88,064	335,422
Vetoquinol	47,208	2,050,622

		6,147,090

Total (Cost $32,505,973)		49,938,923

INDUSTRIALS – 23.7%
AEROSPACE & DEFENSE - 1.0%
AeroVironment [1]	68,800	1,874,800
American Science and Engineering	32,100	1,665,990
CPI Aerostructures [1]	151,344	1,587,599

		5,128,389

BUILDING PRODUCTS - 1.5%
AAON	149,162	3,339,737
Quanex Building Products	232,400	4,364,472

		7,704,209

COMMERCIAL SERVICES & SUPPLIES - 2.3%
Courier Corporation	175,418	2,617,237
Ennis	293,449	3,952,758
Heritage-Crystal Clean [1]	109,234	1,346,855
Hudson Technologies [1]	358,700	1,352,299
Team [1]	31,500	1,274,490
US Ecology	27,100	1,087,252

		11,630,891

CONSTRUCTION & ENGINEERING - 2.0%
MYR Group [1]	180,238	4,938,521
Severfield [1]	3,338,150	3,537,357
Sterling Construction [1]	241,647	1,544,124

		10,020,002

ELECTRICAL EQUIPMENT - 2.8%
Global Power Equipment Group	347,488	4,798,809
Graphite India	1,546,809	2,227,585
LSI Industries	648,613	4,404,082
Powell Industries	59,900	2,939,293

		14,369,769

MACHINERY - 5.8%
CIRCOR International	20,000	1,205,600
Foster (L.B.) Company	80,246	3,897,548
FreightCar America	117,191	3,083,295
Gorman-Rupp Company (The)	55,837	1,793,485
Graham Corporation	167,220	4,810,919
Kadant	116,131	4,957,632
Key Technology [1]	313,129	4,008,051
RBC Bearings	42,822	2,763,304
Semperit AG Holding	70,242	3,399,017

		29,918,851

MARINE - 0.3%
Clarkson	52,200	1,540,819

PROFESSIONAL SERVICES - 4.6%
CRA International [1]	171,506	5,200,062
Exponent	37,297	3,077,002
GP Strategies [1]	74,508	2,528,056
Kforce	154,200	3,720,846
Resources Connection	552,888	9,095,008

		23,620,974

ROAD & RAIL - 2.9%
FRP Holdings [1]	226,240	8,870,871
Marten Transport	283,585	6,199,168

		15,070,039

TRADING COMPANIES & DISTRIBUTORS - 0.5%
Houston Wire & Cable	222,300	2,656,485

Total (Cost $95,121,849)		121,660,428

INFORMATION TECHNOLOGY – 16.5%
COMMUNICATIONS EQUIPMENT - 2.0%
†CalAmp Corporation [1]	135,000	2,470,500
COM DEV International	303,700	1,043,005
Digi International [1]	340,984	3,167,741
KVH Industries [1]	285,100	3,606,515

		10,287,761

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.5%
CUI Global [1]	292,062	2,175,862
Electro Rent	148,300	2,082,132
Fabrinet [1]	237,669	4,216,248
GSI Group [1]	300,100	4,417,472
Neonode [1,2]	624,765	2,111,706
Pure Technologies	39,000	248,072
Vishay Precision Group [1]	147,200	2,525,952

		17,777,444

INTERNET SOFTWARE & SERVICES - 0.8%
†Care.com [1,2]	60,100	497,628
QuinStreet [1]	340,500	2,066,835
Zix Corporation [1]	411,700	1,482,120

		4,046,583

IT SERVICES - 0.5%
†Computer Task Group	278,842	2,657,365

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.6%
Advanced Energy Industries [1]	176,100	4,173,570
Brooks Automation	436,100	5,560,275
Cascade Microtech [1]	61,600	899,976
GSI Technology [1]	550,361	2,746,301
Integrated Silicon Solution	228,899	3,792,857
Photronics [1]	263,600	2,190,516
Rudolph Technologies [1]	159,293	1,629,567
†Silicon Image [1]	414,100	2,285,832
Ultra Clean Holdings [1]	197,800	1,835,584
Xcerra Corporation [1]	421,400	3,860,024

		28,974,502

SOFTWARE - 3.0%
ePlus [1]	79,496	6,017,052
Monotype Imaging Holdings	142,242	4,100,837
†Rubicon Project [1]	106,400	1,717,296
SeaChange International [1]	356,500	2,274,470
TeleNav [1]	223,300	1,489,411

		15,599,066

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.1%
Avid Technology [1]	137,593	1,955,196

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2014 Annual Report to Shareholders | 11

Schedules of Investments

Royce Capital Fund - Micro-Cap Portfolio (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (continued)
Super Micro Computer [1]	99,211	$3,460,480

		5,415,676

Total (Cost $70,831,056)		84,758,397

MATERIALS – 7.4%
CHEMICALS - 1.7%
BioAmber [1,2]	93,725	786,353
FutureFuel Corporation	247,500	3,222,450
Quaker Chemical	38,988	3,588,456
Societe Internationale de Plantations d’Heveas	28,985	1,155,498

		8,752,757

METALS & MINING - 5.7%
Alamos Gold	162,900	1,163,772
Argonaut Gold [1]	361,700	569,729
Endeavour Silver [1]	445,300	961,848
Geodrill [1]	1,460,700	729,218
Gold Standard Ventures [1]	920,000	432,400
Goldgroup Mining [1]	652,000	75,762
Haynes International	88,470	4,290,795
Horsehead Holding Corporation [1]	249,003	3,941,717
Imdex [1]	2,184,592	846,975
McEwen Mining [1,2]	1,119,096	1,242,197
Olympic Steel	232,870	4,140,429
Phoscan Chemical [1]	2,968,200	728,126
Pilot Gold [1]	1,669,325	1,278,791
Synalloy Corporation	143,541	2,527,757
Universal Stainless & Alloy Products [1]	220,736	5,551,510
Western Copper and Gold [1]	1,040,000	603,200

		29,084,226

Total (Cost $43,886,776)		37,836,983

TELECOMMUNICATION SERVICES – 0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
†ORBCOMM [1]	406,800	2,660,472

Total (Cost $2,601,261)		2,660,472

MISCELLANEOUS [5] – 4.8%

Total (Cost $23,474,373)		24,456,392

TOTAL COMMON STOCKS

(Cost $407,205,209)		480,777,471

REPURCHASE AGREEMENT – 6.8%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value $34,956,000 (collateralized by obligations of various U.S. Government Agencies, 0.75%-3.875% due 2/28/18-6/8/18, valued at $35,659,569)

(Cost $34,956,000)		34,956,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 3.8%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.0099%)

(Cost $19,314,310)		19,314,310

TOTAL INVESTMENTS – 104.3%

(Cost $461,475,519)	$535,047,781

LIABILITIES LESS CASH AND OTHER ASSETS – (4.3)%	(22,252,254)

NET ASSETS – 100.0%	$512,795,527

12 | Royce Capital Fund 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce Capital Fund - Small-Cap Portfolio
Common Stocks – 97.5%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 27.0%
AUTO COMPONENTS - 1.6%
Dorman Products [1]	111,719	$5,392,676
STRATTEC SECURITY	88,951	7,345,574

		12,738,250

AUTOMOBILES - 0.9%
Thor Industries	126,715	7,079,567

MEDIA - 1.3%
Saga Communications Cl. A	232,222	10,097,013

SPECIALTY RETAIL - 18.3%
American Eagle Outfitters	476,115	6,608,476
Ascena Retail Group [1]	742,680	9,328,061
Buckle (The)	480,850	25,254,242
Cato Corporation (The) Cl. A	527,411	22,246,196
†DSW Cl. A	450,727	16,812,117
GameStop Corporation Cl. A	75,672	2,557,714
Genesco [1]	282,818	21,669,515
Shoe Carnival	768,671	19,747,158
Stein Mart	1,460,525	21,352,875

		145,576,354

TEXTILES, APPAREL & LUXURY GOODS - 4.9%
G-III Apparel Group [1]	80,739	8,155,446
†Movado Group	222,100	6,300,977
Steven Madden [1]	635,882	20,240,124
Vera Bradley [1,2]	234,870	4,786,651

		39,483,198

Total (Cost $152,764,758)		214,974,382

CONSUMER STAPLES – 3.7%
FOOD & STAPLES RETAILING - 1.0%
Village Super Market Cl. A	291,827	7,987,305

PERSONAL PRODUCTS - 2.7%
Nu Skin Enterprises Cl. A	489,273	21,381,230

Total (Cost $28,036,283)		29,368,535

ENERGY – 5.9%
ENERGY EQUIPMENT & SERVICES - 5.1%
Atwood Oceanics [1]	240,319	6,817,850
Helmerich & Payne	34,400	2,319,248
Matrix Service [1]	484,446	10,812,835
Oil States International [1]	79,705	3,897,574
Total Energy Services	203,250	2,270,774
Unit Corporation [1]	427,440	14,575,704

		40,693,985

OIL, GAS & CONSUMABLE FUELS - 0.8%
Cimarex Energy	61,518	6,520,908

Total (Cost $42,806,837)		47,214,893

FINANCIALS – 13.9%
BANKS - 4.2%
Ames National	242,420	6,288,375
Camden National	248,298	9,892,192
City Holding Company	367,774	17,112,524

		33,293,091

CAPITAL MARKETS - 0.8%
Federated Investors Cl. B	197,496	6,503,543

INSURANCE - 4.3%
Allied World Assurance Company Holdings	207,975	7,886,412
Aspen Insurance Holdings	181,706	7,953,272
Montpelier Re Holdings	14,576	522,112
Reinsurance Group of America	201,000	17,611,620

		33,973,416

THRIFTS & MORTGAGE FINANCE - 4.6%
Genworth MI Canada	578,500	18,413,608
TrustCo Bank Corp. NY	2,546,786	18,489,667

		36,903,275

Total (Cost $71,495,240)		110,673,325

HEALTH CARE – 2.8%
HEALTH CARE PROVIDERS & SERVICES - 2.8%
Chemed Corporation	68,956	7,286,581
MEDNAX [1]	142,320	9,408,775
U.S. Physical Therapy	122,296	5,131,540

Total (Cost $6,706,927)		21,826,896

INDUSTRIALS – 11.3%
COMMERCIAL SERVICES & SUPPLIES - 2.4%
UniFirst Corporation	157,250	19,098,012

CONSTRUCTION & ENGINEERING - 2.0%
†MYR Group [1]	583,034	15,975,132

MACHINERY - 3.6%
Alamo Group	245,824	11,907,715
Kennametal	91,195	3,263,869
Miller Industries [6]	649,645	13,506,119

		28,677,703

ROAD & RAIL - 0.4%
Knight Transportation	85,089	2,864,096

TRADING COMPANIES & DISTRIBUTORS - 2.9%
†Aceto Corporation	350,598	7,607,976
Applied Industrial Technologies	344,159	15,690,209

		23,298,185

Total (Cost $72,246,686)		89,913,128

INFORMATION TECHNOLOGY – 27.5%
COMMUNICATIONS EQUIPMENT - 6.7%
NETGEAR [1]	673,500	23,963,130
Plantronics	315,734	16,740,217
TESSCO Technologies [6]	428,561	12,428,269

		53,131,616

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 14.2%
†Benchmark Electronics [1]	360,506	9,171,273
Fabrinet [1]	1,449,021	25,705,632
Key Tronic [1,6]	607,681	4,824,987
PC Connection	971,663	23,854,327
Rofin-Sinar Technologies [1]	583,102	16,775,844
†ScanSource [1]	180,000	7,228,800
Vishay Intertechnology	1,786,799	25,283,206

		112,844,069

IT SERVICES - 3.9%
Convergys Corporation	903,092	18,395,984
ManTech International Cl. A	429,685	12,989,378

		31,385,362

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.7%
MKS Instruments	416,863	15,257,186
Synaptics [1]	35,750	2,461,030
Teradyne	195,700	3,872,903

		21,591,119

Total (Cost $188,313,595)		218,952,166

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2014 Annual Report to Shareholders | 13

Schedules of Investments	December 31, 2014

Royce Capital Fund - Small-Cap Portfolio (continued)

	SHARES	VALUE

MATERIALS – 4.7%
CHEMICALS - 2.8%
Innophos Holdings	71,510	$4,179,759
Innospec	429,427	18,336,533

		22,516,292

METALS & MINING - 0.2%
Reliance Steel & Aluminum	18,300	1,121,241

PAPER & FOREST PRODUCTS - 1.7%
Schweitzer-Mauduit International	320,305	13,548,902

Total (Cost $35,117,431)		37,186,435

MISCELLANEOUS [5] – 0.7%

Total (Cost $5,733,266)		5,651,389

TOTAL COMMON STOCKS

(Cost $603,221,023)		775,761,149

REPURCHASE AGREEMENT – 4.0%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value $31,658,000 (collateralized by obligations of various U.S. Government Agencies, 0.75%-2.625% due 1/31/18-2/28/18, valued at $32,291,944)

(Cost $31,658,000)		31,658,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.3%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.0099%)

(Cost $2,320,867)		2,320,867

TOTAL INVESTMENTS – 101.8%

(Cost $637,199,890)		809,740,016

LIABILITIES LESS CASH AND OTHER ASSETS – (1.8)%		(14,342,770)

NET ASSETS – 100.0%		$795,397,246

†	New additions in 2014.
[1]	Non-income producing.
[2]	All or a portion of these securities were on loan at December 31, 2014.
[3]	A security for which market quotations are not readily available represents 0.1% of net assets for Royce Micro-Cap Portfolio. This security has been valued at its fair value under procedures approved by the Fund’s Board of Trustees. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.
[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]	Includes securities first acquired in 2014 and less than 1% of net assets.
[6]	At December 31, 2014, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.
Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2014, market value.

14 | Royce Capital Fund 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Assets and Liabilities	December 31, 2014

	Micro-Cap	Small-Cap
	Portfolio	Portfolio

ASSETS:
Investments at value (including collateral on loaned securities)

Non-Affiliated Companies	$500,091,781	$747,322,641

Affiliated Companies	–	30,759,375

Repurchase agreements (at cost and value)	34,956,000	31,658,000

Cash and foreign currency	13,743	725

Receivable for investments sold	887,874	1,674,769

Receivable for capital shares sold	102,684	1,912,746

Receivable for dividends and interest	351,346	671,766

Prepaid expenses and other assets	1,728	3,426

Total Assets	536,405,156	814,003,448

LIABILITIES:
Payable for collateral on loaned securities	19,314,310	2,320,867

Payable for investments purchased	3,345,667	750,014

Payable for capital shares redeemed	339,771	14,707,157

Payable for investment advisory fees	533,692	680,337

Payable for trustees’ fees	13,820	22,379

Accrued expenses	62,369	125,448

Total Liabilities	23,609,629	18,606,202

Net Assets	$512,795,527	$795,397,246

ANALYSIS OF NET ASSETS:
Paid-in capital	$417,373,501	$505,714,763

Undistributed net investment income (loss)	(75,328)	3,431,389

Accumulated net realized gain (loss) on investments and foreign currency	21,935,317	113,710,955

Net unrealized appreciation (depreciation) on investments and foreign currency	73,562,037	172,540,139

Net Assets	$512,795,527	$795,397,246

Investment Class	$485,433,644	$577,222,571

Service Class	27,361,883	218,174,675

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	42,684,559	45,629,983

Service Class	2,436,192	17,531,993

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
(offering and redemption price per share)

Investment Class	$11.37	$12.65

Service Class	11.23	12.44

Investments at identified cost	$426,519,519	$605,541,890

Market value of loaned securities	18,524,750	2,279,483

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2014 Annual Report to Shareholders | 15

Statements of Changes in Net Assets

	Micro-Cap Portfolio		Small-Cap Portfolio

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13

INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,834,886)	$(2,172,035)	$3,444,089	$664,506

Net realized gain (loss) on investments and foreign currency	29,875,433	44,622,348	113,988,714	94,251,658

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(49,586,578)	68,959,434	(104,002,230)	169,490,816

Net increase (decrease) in net assets from investment operations	(21,546,031)	111,409,747	13,430,573	264,406,980

DISTRIBUTIONS:
Net investment income
Investment Class	–	(2,773,314)	(741,245)	(7,334,482)

Service Class	–	(129,808)	–	(2,049,052)

Net realized gain on investments and foreign currency
Investment Class	(38,500,129)	(14,533,900)	(68,334,587)	(38,123,021)

Service Class	(2,136,259)	(1,029,260)	(25,598,591)	(11,915,684)

Total distributions	(40,636,388)	(18,466,282)	(94,674,423)	(59,422,239)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold

Investment Class	34,040,117	40,124,309	92,372,709	94,415,549

Service Class	10,649,666	9,376,424	111,830,167	36,125,376

Distributions reinvested

Investment Class	38,500,129	17,307,214	69,075,832	45,457,503

Service Class	2,136,259	1,159,068	25,598,590	13,964,736

Value of shares redeemed

Investment Class	(101,565,924)	(115,122,181)	(265,398,011)	(187,804,627)

Service Class	(22,201,733)	(12,649,040)	(125,943,712)	(10,480,881)

Net increase (decrease) in net assets from capital share transactions	(38,441,486)	(59,804,206)	(92,464,425)	(8,322,344)

Net Increase (Decrease) in Net Assets	(100,623,905)	33,139,259	(173,708,275)	196,662,397

NET ASSETS:

Beginning of year	613,419,432	580,280,173	969,105,521	772,443,124

End of year	$512,795,527	$613,419,432	$795,397,246	$969,105,521

Undistributed Net Investment Income (Loss) at End of Year	$(75,328)	$(1,695,052)	$3,431,389	$571,390

16 | Royce Capital Fund 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Operations	Year Ended December 31, 2014

	Micro-Cap	Small-Cap
	Portfolio	Portfolio

INVESTMENT INCOME:
INCOME:
Dividends

Non-Affiliates	$5,271,058	$12,782,162

Affiliated Companies	–	667,603

Foreign withholding tax	(124,308)	(191,373)

Securities lending	301,331	63,755

Total income	5,448,081	13,322,147

EXPENSES:
Investment advisory fees	6,889,074	8,910,537

Distribution fees	85,681	538,582

Custody	92,620	94,021

Administrative and office facilities	65,386	105,992

Trustees’ fees	53,392	86,331

Audit	39,863	35,922

Shareholder reports	20,999	59,018

Shareholder servicing	13,408	13,211

Legal	5,150	8,258

Other expenses	17,428	26,188

Total expenses	7,283,001	9,878,060

Compensating balance credits	(34)	(2)

Net expenses	7,282,967	9,878,058

Net investment income (loss)	(1,834,886)	3,444,089

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	29,923,983	114,140,340

Investments in Affiliated Companies	–	(142,483)

Foreign currency transactions	(48,550)	(9,143)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments and foreign currency translations	(49,571,785)	(104,002,177)

Other assets and liabilities denominated in foreign currency	(14,793)	(53)

Net realized and unrealized gain (loss) on investments and foreign currency	(19,711,145)	9,986,484

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(21,546,031)	$13,430,573

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2014 Annual Report to Shareholders | 17

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized			Distributions from Net					Ratio of Expenses to Average Net Assets			Ratio of Net
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Micro-Cap Portfolio – Investment Class
2014	$12.83	$(0.04)	$(0.44)	$(0.48)	$–	$(0.98)	$(0.98)	$11.37	(3.58)%	$485,434	1.30%	1.30%	1.30%	(0.32)%	25%
2013	10.95	(0.04)	2.32	2.28	(0.06)	(0.34)	(0.40)	12.83	20.99	572,666	1.32	1.32	1.32	(0.36)	30
2012	10.41	0.04	0.74	0.78	–	(0.24)	(0.24)	10.95	7.60	543,516	1.33	1.33	1.33	0.39	21
2011	12.18	(0.03)	(1.45)	(1.48)	(0.29)	–	(0.29)	10.41	(12.10)	569,498	1.32	1.32	1.32	(0.31)	35
2010	9.52	(0.01)	2.87	2.86	(0.20)	–	(0.20)	12.18	30.10	676,654	1.32	1.32	1.32	(0.09)	35

Micro-Cap Portfolio – Service Class
2014	$12.72	$(0.07)	$(0.44)	$(0.51)	$–	$(0.98)	$(0.98)	$11.23	(3.84)%	$27,362	1.57%	1.57%	1.57%	(0.60)%	25%
2013	10.87	(0.07)	2.30	2.23	(0.04)	(0.34)	(0.38)	12.72	20.65	40,753	1.60	1.60	1.58	(0.62)	30
2012	10.35	0.03	0.73	0.76	–	(0.24)	(0.24)	10.87	7.45	36,764	1.59	1.59	1.55	0.27	21
2011	12.13	(0.11)	(1.39)	(1.50)	(0.28)	–	(0.28)	10.35	(12.26)	26,096	1.60	1.60	1.49	(0.46)	35
2010	9.49	(0.08)	2.91	2.83	(0.19)	–	(0.19)	12.13	29.90	17,022	1.63	1.63	1.40	(0.12)	35

Small-Cap Portfolio – Investment Class
2014	$13.92	$0.06	$0.35	$0.41	$(0.02)	$(1.66)	$(1.68)	$12.65	3.24%	$577,222	1.05%	1.05%	1.05%	0.44%	36%
2013	11.03	0.03	3.75	3.78	(0.14)	(0.75)	(0.89)	13.92	34.75	736,917	1.05	1.05	1.05	0.13	43
2012	10.07	0.15	1.10	1.25	(0.01)	(0.28)	(0.29)	11.03	12.50	623,830	1.06	1.06	1.06	1.37	62
2011	10.45	0.01	(0.35)	(0.34)	(0.04)	–	(0.04)	10.07	(3.28)	651,243	1.05	1.05	1.05	0.11	36
2010	8.68	0.04	1.74	1.78	(0.01)	–	(0.01)	10.45	20.52	630,227	1.06	1.06	1.06	0.47	34

Small-Cap Portfolio – Service Class
2014	$13.74	$0.03	$0.33	$0.36	$–	$(1.66)	$(1.66)	$12.44	2.92%	$218,175	1.30%	1.30%	1.30%	0.21%	36%
2013	10.91	(0.02)	3.73	3.71	(0.13)	(0.75)	(0.88)	13.74	34.44	232,189	1.31	1.31	1.31	(0.12)	43
2012	9.98	0.15	1.06	1.21	(0.00)	(0.28)	(0.28)	10.91	12.22	148,613	1.31	1.31	1.30	1.41	62
2011	10.38	(0.01)	(0.36)	(0.37)	(0.03)	–	(0.03)	9.98	(3.55)	79,565	1.30	1.30	1.26	(0.02)	36
2010	8.64	0.03	1.72	1.75	(0.01)	–	(0.01)	10.38	20.26	41,505	1.34	1.34	1.30	0.36	34

18 | Royce Capital Fund 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Notes to Financial Statements

Summary of Significant Accounting Policies:
Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.
Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–

other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3	–

significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2014. For a detailed breakout of common stocks by sector classification, please refer to the Schedules of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Micro-Cap Portfolio

Common Stocks	$460,243,081	$20,038,905	$495,485	$480,777,471

Cash Equivalents	19,314,310	34,956,000	–	54,270,310

Small-Cap Portfolio

Common Stocks	775,761,149	–	–	775,761,149

Cash Equivalents	2,320,867	31,658,000	–	33,978,867

Royce Capital Fund 2014 Annual Report to Shareholders | 19

Notes to Financial Statements (continued)

For the year ended December 31, 2014, certain securities have transferred in and out of Level 1 and Level 2 measurements. The Funds recognize transfers between levels as of the end of the reporting period.
    At December 31, 2014, securities valued at $19,249,485 were transferred from Level 1 to Level 2 for Royce Micro-Cap Portfolio within the fair value hierarchy.

Level 3 Reconciliation:

	BALANCE AS OF 12/31/13	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 12/31/14

Micro-Cap Portfolio

Common Stocks	$194,282	$301,203	$495,485

1 The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

     The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT				IMPACT TO VALUATION FROM
	12/31/14	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	AN INCREASE IN INPUT[1]

Micro-Cap Portfolio

Common Stocks	$495,485	Market Approach	Liquidity Discount	30%	Decrease

1 This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:
The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

SECURITIES LENDING:
The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.
The following table presents by financial instrument, each Fund’s assets and liabilities net of related collateral held by each Fund at December 31, 2014:

	GROSS AMOUNT OF ASSETS AND LIABILITIES
	IN THE STATEMENTS OF ASSETS AND
	LIABILITIES[1]	COLLATERAL RECEIVED AND PLEDGED	NET AMOUNT

Micro-Cap Portfolio

Securities on Loan/Collateral on Loaned Securities	$19,314,310	$(19,314,310)	$ –

Small-Cap Portfolio

Securities on Loan/Collateral on Loaned Securities	2,320,867	(2,320,867)	–

1 Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

20 | Royce Capital Fund 2014 Annual Report to Shareholders

DISTRIBUTIONS AND TAXES:
As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

The Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and legal expenses. The Trust has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:
The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

LINE OF CREDIT:
The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 10, 2015. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the year ended December 31, 2014.

Capital Share Transactions (in shares):

			SHARES ISSUED FOR REINVESTMENT OF				NET INCREASE (DECREASE) IN SHARES
	SHARES SOLD		DISTRIBUTIONS		SHARES REDEEMED		OUTSTANDING

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13

Micro-Cap Portfolio
Investment Class	2,766,262	3,459,489	3,474,741	1,411,681	(8,184,466)	(9,883,779)	(1,943,463)	(5,012,609)

Service Class	857,026	819,148	195,270	95,318	(1,819,692)	(1,093,944)	(767,396)	(179,478)

Small-Cap Portfolio
Investment Class	6,738,487	7,433,565	5,602,257	3,448,976	(19,656,878)	(14,508,249)	(7,316,134)	(3,625,708)

Service Class	8,085,397	3,003,292	2,110,354	1,073,385	(9,568,161)	(797,085)	627,590	3,279,592

Investment Adviser and Distributor:

INVESTMENT ADVISER: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.00% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. For the year ended December 31, 2014, Micro-Cap Portfolio recorded advisory fees of $6,889,074 and Small-Cap Portfolio recorded advisory fees of $8,910,537.

DISTRIBUTOR: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees from each Fund’s Service Class that are computed daily and payable monthly, at an annual rate of 0.25% of the average net assets of each Class. For the year ended December 31, 2014, Micro-Cap Portfolio-Service Class recorded net distribution fees of $85,681 and Small-Cap Portfolio-Service Class recorded net distribution fees of $538,582.

Royce Capital Fund 2014 Annual Report to Shareholders | 21

Notes to Financial Statements (continued)

Purchases and Sales of Investment Securities:
For the year ended December 31, 2014, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	PURCHASES	SALES

Micro-Cap Portfolio	$126,822,238	$194,091,136

Small-Cap Portfolio	303,507,151	473,181,903

Class Specific Expenses:
Class specific expenses were as follows for the year ended December 31, 2014:

	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER	TRANSFER AGENT
	FEES	SERVICING	REPORTS	BALANCE CREDITS	TOTAL

Micro-Cap Portfolio – Investment Class	$–	$7,106	$18,257	$(1)	$25,362

Micro-Cap Portfolio – Service Class	85,681	6,302	2,742	(1)	94,724

	85,681	13,408	20,999	(2)

Small-Cap Portfolio – Investment Class	–	6,879	42,508	(2)	49,385

Small-Cap Portfolio – Service Class	538,582	6,332	16,510	–	561,424

	538,582	13,211	59,018	(2)

TAX INFORMATION:
At December 31, 2014, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		NET UNREALIZED	GROSS UNREALIZED
	TAX BASIS COST	APPRECIATION (DEPRECIATION)	Appreciation	Depreciation

Micro-Cap Portfolio	$463,822,487	$ 71,225,294	$125,223,549	$53,998,255

Small-Cap Portfolio	637,879,498	171,860,518	191,118,432	19,257,914

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold and mark-to-market of Passive Foreign Investments Companies.

Distributions during the years ended December 31, 2014 and 2013 were characterized as follows for tax purposes:

	ORDINARY INCOME		LONG-TERM CAPITAL GAINS

	2014	2013	2014	2013

Micro-Cap Portfolio	$1,303,997	$2,903,122	$39,332,391	$15,563,160

Small-Cap Portfolio	27,969,074	13,512,229	66,705,349	45,910,010

The tax basis components of distributable earnings at December 31, 2014, were as follows:

	UNDISTRIBUTED	UNDISTRIBUTED	NET UNREALIZED	TOTAL DISTRIBUTABLE
	ORDINARY INCOME	LONG-TERM CAPITAL GAINS	APPRECIATION (DEPRECIATION)[1]	EARNINGS

Micro-Cap Portfolio	$1,246,251	$22,960,707	$71,215,068	$95,422,026

Small-Cap Portfolio	10,494,133	107,327,814	171,860,536	289,682,483

[1] Includes timing differences on foreign currency, recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2014, the Funds recorded the following permanent reclassifications, which relate primarily to net operating losses, foreign currency transactions, dispositions of partnership investments and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID-IN CAPITAL

Micro-Cap Portfolio	$3,454,610	$(3,454,610)	$–

Small-Cap Portfolio	157,155	(156,863)	(292)

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2011 – 2014) and has concluded that as of December 31, 2014, no provision for income tax is required in the Funds’ financial statements.

Transactions in Affiliated Companies:
An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2014:

	SHARES	MARKET VALUE	COST OF	COST OF	REALIZED	DIVIDEND	SHARES	MARKET VALUE
AFFILIATED COMPANY	12/31/13	12/31/13	PURCHASES	SALES	GAIN (LOSS)	INCOME	12/31/14	12/31/14

Small-Cap Portfolio

Key Tronic	614,672	$6,773,685	$48,927	$137,816	$(43,719)	$–	607,681	$4,824,987

Miller Industries	307,186	5,722,875	6,619,230	–	–	339,382	649,645	13,506,119

TESSCO Technologies	266,649	10,751,288	6,242,339	408,063	(98,764)	328,221	428,561	12,428,269

		$23,247,848			$(142,483)	$667,603		$30,759,375

22 | Royce Capital Fund 2014 Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Royce Capital Fund and the Shareholders of
Royce Capital Fund–Micro-Cap Portfolio and Royce Capital Fund–Small-Cap Portfolio
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Capital Fund–Micro-Cap Portfolio and Royce Capital Fund–Small-Cap Portfolio (constituting Royce Capital Fund, hereafter referred to as the “Funds”) at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2015

Royce Capital Fund 2014 Annual Report to Shareholders | 23

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire six-month period ended December 31, 2014. Service Class shares are generally available only through certain insurance companies who receive service fees from the Fund for services that they perform.

Actual Expenses
The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2014, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	ACTUAL			HYPOTHETICAL (5% PER YEAR RETURN BEFORE EXPENSES)

	Beginning Account Value	Ending Account Value	Expenses Paid During the	Beginning Account Value	Ending Account Value	Expenses Paid During the	Annualized Expense
	7/1/14	12/31/14	Period[1]	7/1/14	12/31/14	Period[1]	Ratio[2]

Investment Class Micro-Cap Portfolio	$1,000.00	$954.55	$6.40	$1,000.00	$1,018.65	$6.61	1.30%

Small-Cap Portfolio	1,000.00	1,012.75	5.33	1,000.00	1,019.91	5.35	1.05%

Service Class Micro-Cap Portfolio	1,000.00	953.33	7.78	1,000.00	1,017.24	8.03	1.58%

Small-Cap Portfolio	1,000.00	1,011.57	6.64	1,000.00	1,018.60	6.67	1.31%

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period). This information does not include fees or expenses of the variable annuity contracts investing in the Fund.
[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

Federal Tax Information

In January 2015, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2014.

2014 Supplemental Tax Information:

	%	% U.S. GOVT	% INCOME QUALIFYING	LONG-TERM CAPITAL GAIN DISTRIBUTION
FUND	QDI	INCOME	FOR DRD	MAXIMUM ALLOWABLE (OOO’s)

Micro-Cap Portfolio	100.00%	N/A	100.00%	$39,332

Small-Cap Portfolio	34.57%	N/A	40.42%	66,705

Definitions:
%	QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
%	U.S. Govt Income: % of investment income paid from U.S. Government obligations.
%	Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

24 | Royce Capital Fund 2014 Annual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee[1], President
Age: 75 | Number of Funds Overseen: 33 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Chief Executive Officer and Chairman of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Christopher D. Clark, Trustee[1], Vice President
Age: 49 | Number of Funds Overseen: 32 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: President (since July 2014), Co-Chief Investment Officer (Since January 2014) and Managing Director of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee
Age: 66 | Number of Funds Overseen: 33 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 76 | Number of Funds Overseen: 33 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television, and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 75 | Number of Funds Overseen: 33 | Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 72 | Number of Funds Overseen: 51 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 75 | Number of Funds Overseen: 33 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 69 | Number of Funds Overseen: 51 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 63 | Tenure: Since 2001
Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 56 | Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 52 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Francis D. Gannon, Vice President
Age: 47 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (Since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

John E. Denneen, Secretary and Chief Legal Officer
Age: 47 | Tenure: 1996-2001 and Since April 2002
Principal Occupation(s) During Past Five Years: General Counsel, Chief Legal and Compliance Officer, and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 55 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

Royce Capital Fund 2014 Annual Report to Shareholders | 25

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2014, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2014 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referenced are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Global ex-U.S. Large-Cap Index is an index of global large-cap stocks, excluding the United States. The CBOE Volatility Index (VIX) measures market expectations of near-term volatility conveyed by S&P 500 stock index option prices. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

Royce Capital Fund–Micro-Cap Portfolio invests primarily in securities of micro-cap companies and Royce Capital Fund–Small-Cap Portfolio invests primarily in securities of small-cap companies. Investments in these types of companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Capital Fund–Micro-Cap Portfolio and Royce Capital Fund–Small-Cap Portfolio may each invest up to 25% its assets in foreign securities that may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) A Fund that invests a significant portion of its assets in a limited number of stocks may be subject to considerably more risk than a more broadly diversified Fund because a decline in the value of any of these stocks would cause that Fund’s overall value to decline to a greater degree. A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,

•	the prospects of the Funds’ portfolio companies,

•	the impact of investments that the Funds have made or may make,

•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

•	the ability of the Funds’ portfolio companies to achieve their objectives.

This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free), and on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly and are available at www.roycefunds.com.

26 | Royce Capital Fund 2014 Annual Report to Shareholders

This page is intentionally left blank.

This page is intentionally left blank.

About The Royce Funds

Wealth of Experience
With approximately $32 billion in total assets under management, Royce & Associates is committed to the same investment principles that have served us well for more than 40 years. Chuck Royce, our Chief Executive Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes 24 portfolio managers and analysts and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available micro-cap, small-cap, and/or mid-cap portfolios. We have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.
Contact Us

Co-Ownership of Funds
It is important that our employees and shareholders share a common financial goal. Our officers, employees, and their families currently have more than $185 million invested in The Royce Funds and are often among the largest individual shareholders.
GENERAL INFORMATION Additional Report Copies and Prospectus Inquiries (800) 221-4268
roycefunds.com

Item 2. Code(s) of Ethics.   As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)
Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Trustees as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004 and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2014 - $39,195
Year ended December 31, 2013 - $48,280

(b)	Audit-Related Fees:
Year ended December 31, 2014 - $0
Year ended December 31, 2013 - $0

(c)	Tax Fees:
Year ended December 31, 2014 - $17,302 – Preparation of tax returns and excise tax review
Year ended December 31, 2013 - $21,290 – Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2014 - $0
Year ended December 31, 2013 - $0

(e)(1)  Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2014 – $17,302
Year ended December 31, 2013 – $21,290

(h)	No such services were rendered during 2014 or 2013.

Item 5.   Audit Committee of Listed Registrants. Not Applicable

Item 6.  Investments.

(a) See Item 1.

(b) Not Applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits.  Attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY: /s/ Charles M. Royce
       Charles M. Royce
       President

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND	ROYCE CAPITAL FUND

BY: /s/ Charles M. Royce	BY: /s/ John D. Diederich
Charles M. Royce	John D. Diederich
President	Chief Financial Officer

Date: February 27, 2015	Date: February 27, 2015